Summary Of Business And Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2011
Summary Of Business And Significant Accounting Policies [Abstract]
Nature Of Business

NATURE OF BUSINESS

International Paper (the Company) is a global paper and packaging company that is complemented by an extensive North American merchant distribution system, with primary markets and manufacturing operations in North America, Europe, Latin America, Russia, Asia and North Africa. Substantially all of our businesses have experienced, and are likely to continue to experience, cycles relating to available industry capacity and general economic conditions.

Financial Statements

FINANCIAL STATEMENTS

These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the use of management's estimates. Actual results could differ from management's estimates.

Consolidation

CONSOLIDATION

The consolidated financial statements include the accounts of International Paper and its wholly-owned, controlled majority-owned and financially controlled subsidiaries. All significant intercompany balances and transactions are eliminated.

International Paper accounts for its investment in Ilim Holding S.A. (Ilim), a separate reportable industry segment, using the equity method of accounting. Prior to 2012, due to the complex organizational structure of Ilim's operations, and the extended time required to prepare consolidated financial information in accordance with accounting principles generally accepted in the United States, the Company reported its share of Ilim's operating results on a one-quarter lag basis. The Company determined that the elimination of the one-quarter lag was preferable because the same period-end reporting date improves overall financial reporting as the impact of current events, economic conditions and global trends are consistently reflected in the financial statements. Beginning January 1, 2012, the Company has applied this change in accounting principle retrospectively to all prior financial periods presented.

The elimination of the one-quarter reporting lag for Ilim had the following impact:

Consolidated Statement of Operations
In millions	2011	2010	2009
Equity earnings (loss)	$(19)	$47	$23
Earnings (loss) from continuing operations	(19)	47	23
Net earnings (loss) attributable to International Paper Company	(19)	47	23
Basic earnings (loss) per share from continuing operations	(0.04)	0.11	0.05
Basic net earnings (loss) per share	(0.04)	0.11	0.05
Diluted earnings (loss) per share from continuing operations	(0.04)	0.11	0.06
Diluted net earnings (loss) per share	(0.04)	0.11	0.06

Consolidated Balance Sheet
In millions	2011	2010
Investments	$25	$(41)
Retained earnings	25	44
Accumulated other comprehensive income	0	3

In addition, Retained earnings at January 1, 2009 decreased by $26 million as a result of the elimination of the one-quarter reporting lag for Ilim.

Investments in affiliated companies where the Company has significant influence over their operations are accounted for by the equity method. International Paper's share of affiliates' results of operations totaled earnings of $140 million, earnings of $111 million and a loss of $26 million in 2011, 2010 and 2009, respectively.

Revenue Recognition

REVENUE RECOGNITION

Revenue is recognized when the customer takes title and assumes the risks and rewards of ownership. Revenue is recorded at the time of shipment for terms designated f.o.b. (free on board) shipping point. For sales transactions designated f.o.b. destination, revenue is recorded when the product is delivered to the customer's delivery site, when title and risk of loss are transferred. Timber and forestland sales revenue is generally recognized when title and risk of loss pass to the buyer.

Alternative Fuel Mixture Credits - Cost Of Products Sold

ALTERNATIVE FUEL MIXTURE CREDITS – COST OF PRODUCTS SOLD

The U.S. Internal Revenue Code provided a tax credit for companies that use alternative fuel mixtures to produce energy to operate their businesses. As these credits represent a reduction of energy costs at the Company's U.S. manufacturing facilities, the credits are included as a reduction of Cost of products sold in 2009 in the accompanying consolidated statement of operations. See the Alternative Fuel Mixture Credits discussion in Note 4 for a further discussion of these credits.

Shipping And Handling Costs

SHIPPING AND HANDLING COSTS

Shipping and handling costs, such as freight to our customers' destinations, are included in distribution expenses in the consolidated statement of operations. When shipping and handling costs are included in the sales price charged for our products, they are recognized in net sales.

Annual Maintenance Costs	ANNUAL MAINTENANCE COSTS Costs for repair and maintenance activities are expensed in the month that the related activity is performed under the direct expense method of accounting.
Temporary Investments	TEMPORARY INVESTMENTS Temporary investments with an original maturity of three months or less are treated as cash equivalents and are stated at cost, which approximates market.
Inventories

INVENTORIES

Inventories are valued at the lower of cost or market and include all costs directly associated with manufacturing products: materials, labor and manufacturing overhead. In the United States, costs of raw materials and finished pulp and paper products are generally determined using the last-in, first-out method. Other inventories are valued using the first-in, first-out or average cost methods.

Plants, Properties And Equipment

PLANTS, PROPERTIES AND EQUIPMENT

Plants, properties and equipment are stated at cost, less accumulated depreciation. Expenditures for betterments are capitalized, whereas normal repairs and maintenance are expensed as incurred. The units-of-production method of depreciation is used for major pulp and paper mills, and the straight-line method is used for other plants and equipment. Annual straight-line depreciation rates are, for buildings — 2 1/2% to 8 1/2%, and for machinery and equipment — 5% to 33%.

Forestlands

FORESTLANDS

At December 31, 2011, International Paper and its subsidiaries owned or managed approximately 325,000 acres of forestlands in Brazil, and through licenses and forest management agreements, had harvesting rights on government-owned forestlands in Russia. Costs attributable to timber are charged against income as trees are cut. The rate charged is determined annually based on the relationship of incurred costs to estimated current merchantable volume.

Goodwill

GOODWILL

Goodwill relating to a single business reporting unit is included as an asset of the applicable segment, while goodwill arising from major acquisitions that involve multiple business segments is classified as a corporate asset for segment reporting purposes. For goodwill impairment testing, this goodwill is allocated to reporting units. Annual testing for possible goodwill impairment is performed as of the beginning of the fourth quarter of each year, with additional interim testing performed when management believes that it is more likely than not events or circumstances have occurred that would result in the impairment of a reporting unit's goodwill.

In performing this testing, the Company estimates the fair value of its reporting units using the projected future cash flows to be generated by each unit over the estimated remaining useful operating lives of the unit's assets, discounted using the estimated cost of capital for each reporting unit. These estimated fair values are then analyzed for reasonableness by comparing them to historic market transactions for businesses in the industry, and by comparing the sum of the reporting unit fair values and other corporate assets and liabilities divided by diluted common shares outstanding to the Company's traded stock price on the testing date. For reporting units whose recorded value of net assets plus goodwill is in excess of their estimated fair values, the fair values of the individual assets and liabilities of the respective reporting units are then determined to calculate the amount of any goodwill impairment charge required. See Note 8 for further discussion.

Impairment Of Long-Lived Assets

IMPAIRMENT OF LONG-LIVED ASSETS

Long-lived assets are reviewed for impairment upon the occurrence of events or changes in circumstances that indicate that the carrying value of the assets may not be recoverable, measured by comparing their net book value to the undiscounted projected future cash flows generated by their use. Impaired assets are recorded at their estimated fair value. See Note 6 for further discussion.

Income Taxes

INCOME TAXES

International Paper uses the asset and liability method of accounting for income taxes whereby deferred income taxes are recorded for the future tax consequences attributable to differences between the financial statement and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax assets and liabilities are remeasured to reflect new tax rates in the periods rate changes are enacted.

International Paper records its worldwide tax provision based on the respective tax rules and regulations for the jurisdictions in which it operates. Where the Company believes that a tax position is supportable for income tax purposes, the item is included in its income tax returns. Where treatment of a position is uncertain, liabilities are recorded based upon the Company's evaluation of the "more likely than not" outcome considering the technical merits of the position based on specific tax regulations and the facts of each matter. Changes to recorded liabilities are made only when an identifiable event occurs that changes the likely outcome, such as settlement with the relevant tax authority, the expiration of statutes of limitation for the subject tax year, a change in tax laws, or a recent court case that addresses the matter.

While the judgments and estimates made by the Company are based on management's evaluation of the technical merits of a matter, assisted as necessary by consultation with outside consultants, historical experience and other assumptions that management believes are appropriate and reasonable under current circumstances, actual resolution of these matters may differ from recorded estimated amounts, resulting in charges or credits that could materially affect future financial statements.

Stock-Based Compensation

STOCK-BASED COMPENSATION

Compensation costs resulting from all stock-based compensation transactions are measured and recorded in the consolidated financial statements based on the grant-date fair value of the equity or liability instruments issued. In addition, liability awards are remeasured each reporting period. Compensation cost is recognized over the period that an employee provides service in exchange for the award.

Environmental Remediation Costs

ENVIRONMENTAL REMEDIATION COSTS

Costs associated with environmental remediation obligations are accrued when such costs are probable and reasonably estimable. Such accruals are adjusted as further information develops or circumstances change. Costs of future expenditures for environmental remediation obligations are discounted to their present value when the amount and timing of expected cash payments are reliably determinable.

Asset Retirement Obligations

ASSET RETIREMENT OBLIGATIONS

A liability and an asset are recorded equal to the present value of the estimated costs associated with the retirement of long-lived assets where a legal or contractual obligation exists and the liability can be reasonably estimated. The liability is accreted over time and the asset is depreciated over the life of the related equipment or facility. International Paper's asset retirement obligations principally relate to closure costs for landfills. Revisions to the liability could occur due to changes in the estimated costs or timing of closures, or possible new federal or state regulations affecting these closures.

In connection with potential future closures or redesigns of certain production facilities, it is possible that the Company may be required to take steps to remove certain materials from these facilities. Applicable regulations and standards provide that the removal of certain materials would only be required if the facility were to be demolished or underwent major renovations. At this time, any such obligations have an indeterminate settlement date, and the Company believes that adequate information does not exist to apply an expected-present-value technique to estimate any such potential obligations. Accordingly, the Company does not record a liability for such remediation until a decision is made that allows reasonable estimation of the timing of such remediation.

Translation Of Financial Statements

TRANSLATION OF FINANCIAL STATEMENTS

Balance sheets of international operations are translated into U.S. dollars at year-end exchange rates, while statements of operations are translated at average rates. Adjustments resulting from financial statement translations are included as cumulative translation adjustments in Accumulated other comprehensive loss.